CONSOLIDATED BALANCE SHEETS (USD $)	Sep. 30, 2011	Sep. 30, 2010
ASSETS
Cash and cash equivalents - non-restricted	$ 1,256,841	$ 1,938,610
Cash and cash equivalents - restricted	696,578	669,391
Investments - restricted	3,087,572	6,009,301
Investments - non-restricted	2,832,972	1,442,734
Net finance receivables	330,704,771	329,957,394
Furniture and equipment, net	110,056	195,731
Deferred income tax asset	8,547,625	5,893,101
Prepaid and other assets	4,958,825	6,201,345
Deferred acquisition costs	5,917,860	4,608,299
Goodwill	31,474,280	31,474,280
Intangibles, net	7,740,200	10,713,800
Total assets	397,327,580	399,103,986
LIABILITIES AND STOCKHOLDER'S EQUITY
Revolving credit line - banks		21,373,000
Subordinated debt - parent		11,900,000
Accounts payable	217,661	1,376,242
Accrued expenses and other liabilities	8,156,940	7,226,758
Amortizing term notes	214,490,826	210,667,743
Investment notes	59,724,991	40,028,349
Total liabilities	282,590,418	292,572,092
Stockholder's equity:
Common stock, no par value; 1 share issued and outstanding	86,394,200	86,394,200
Accumulated other comprehensive income	114,522	167,680
Retained earnings	28,228,440	19,970,014
Total stockholder's equity	114,737,162	106,531,894
Total liabilities and stockholder's equity	$ 397,327,580	$ 399,103,986

CONSOLIDATED BALANCE SHEETS (Parenthetical)	Sep. 30, 2011	Sep. 30, 2010
CONSOLIDATED BALANCE SHEETS
Common stock, share issued	1	1
Common stock, share outstanding	1	1

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Sep. 30, 2011		Sep. 30, 2010		Sep. 30, 2009
Interest income and fees	$ 114,121,026		$ 105,460,224		$ 99,689,511
Interest expense	19,202,745		18,019,188		17,854,730
Net interest income before provision for credit losses	94,918,281		87,441,036		81,834,781
Provision for credit losses	25,565,703		22,432,831		23,454,336
Net interest income	69,352,578		65,008,205		58,380,445
Non-interest income, net
Debt Protection, Insurance premiums earned and other income	7,366,584		6,296,353		4,387,710
Total non-interest income, net	7,366,584		6,296,353		4,387,710
Non-interest expense
Management and record keeping services fee	39,532,624		37,070,755		34,285,932
Professional and regulatory fees	1,416,654		1,165,394		1,408,458
Amortization of intangibles	2,973,600		3,691,200		4,234,800
Other operating expenses	4,168,082		3,593,563		2,084,847
Total non-interest expense	48,090,960		45,520,912		42,014,037
Income before income taxes	28,628,202		25,783,646		20,754,118
Provision for income taxes	11,524,389		9,221,419		7,417,566
Net income	$ 17,103,813		$ 16,562,227		$ 13,336,552
Net income per share, basic and diluted (in dollars per share)	$ 17,103,813	[1]	$ 16,562,227	[1]	$ 13,336,552	[1]

[1]	Number of shares outstanding is one.

Consolidated Statements of Stockholder's Equity (USD $)	Total	Common Stock	Retained Earnings	Accumulated Other Comprehensive Income	Comprehensive Income
Balance at Sep. 30, 2008	$ 88,543,991	$ 84,394,200	$ 4,149,791
Comprehensive income:
Net income	13,336,552		13,336,552		13,336,552
Unrealized gain on investments, net of tax of ($28,622), $23,312 and $66,976 for the Year ended 2011, 2010 and 2009 respectively	124,383			124,383	124,383
Total comprehensive income	13,460,935		13,336,552	124,383	13,460,935
Capital contribution by parent	2,000,000	2,000,000
Dividend paid to parent	(3,517,834)		(3,517,834)
Balance at Sep. 30, 2009	100,487,092	86,394,200	13,968,509	124,383
Comprehensive income:
Net income	16,562,227		16,562,227		16,562,227
Unrealized gain on investments, net of tax of ($28,622), $23,312 and $66,976 for the Year ended 2011, 2010 and 2009 respectively	43,297			43,297	43,297
Total comprehensive income	16,605,524		16,562,227	43,297	16,605,524
Dividend paid to parent	(10,560,722)		(10,560,722)
Balance at Sep. 30, 2010	106,531,894	86,394,200	19,970,014	167,680
Comprehensive income:
Net income	17,103,813		17,103,813		17,103,813
Unrealized gain on investments, net of tax of ($28,622), $23,312 and $66,976 for the Year ended 2011, 2010 and 2009 respectively	(53,158)			(53,158)	(53,158)
Total comprehensive income	17,050,655		17,103,813	(53,158)	17,050,655
Dividend paid to parent	(8,845,387)		(8,845,387)		(8,845,387)
Balance at Sep. 30, 2011	$ 114,737,162	$ 86,394,200	$ 28,228,440	$ 114,522

Consolidated Statements of Stockholder's Equity (Parenthetical) (USD $)	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Consolidated Statements of Stockholder's Equity
Unrealized gain on investments, tax	$ (28,622)	$ 23,312	$ 66,976

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Cash flows from operating activities:
Net income	$ 17,103,813	$ 16,562,227	$ 13,336,552
Adjustments to reconcile net income to net cash and cash equivalents provided by (used for) operating activities:
Provision for credit losses on finance receivables	25,565,703	22,432,831	23,454,336
Depreciation and amortization	2,893,041	3,873,419	4,663,599
Deferred income taxes	(2,625,901)	(1,688,424)	(1,776,250)
Interest accrued on investment notes	2,055,904	1,786,588	1,811,936
Changes in:
Accounts payable and accrued expenses	(228,399)	(971,712)	2,379,221
Deferred acquisition costs	(1,309,561)	(1,573,700)	4,284,931
Unearned premium reserves	3,062,168	3,661,587	(172,236)
Prepaids and other assets	1,242,520	(286,230)	287,646
Net cash provided by operating activities	47,759,288	43,796,586	48,269,735
Cash flows from investing activities:
Finance receivables purchased from affiliate	(251,013,073)	(240,871,321)	(225,538,247)
Finance receivables purchased from retail merchants	(29,026,308)	(37,421,612)	(45,203,536)
Finance receivables repaid	250,664,133	236,171,217	200,892,812
Capital expenditures	(25,920)	(57,294)	(186,672)
Change in restricted cash	(27,187)	(555,333)	587,642
Investments purchased - restricted		(1,089,712)	(4,058,839)
Investments purchased - non-restricted	(790,238)
Investments matured - restricted	130,237	2,189,168	2,722,000
Investments matured - non-restricted	2,200,000
Net cash used in investing activities	(27,888,356)	(41,634,887)	(70,784,840)
Cash flows from financing activities:
Net (borrowing) repayments under lines of credit	(21,373,000)	603,000	(2,816,000)
Proceeds from borrowings	142,131,268	102,976,531	114,824,809
Repayment of borrowings	(118,565,582)	(96,553,376)	(95,411,529)
Repayment of subordinated debt - parent	(13,900,000)
Dividends paid to parent	(8,845,387)	(10,560,722)	(3,517,834)
Net cash provided by (used in)/provided by financing activities	(20,552,701)	(3,534,567)	13,079,446
Net decrease in cash and equivalents	(681,769)	(1,372,868)	(9,435,659)
Cash and cash equivalents Beginning of period	1,938,610	3,311,478	12,747,137
Cash and cash equivalents End of period	1,256,841	1,938,610	3,311,478
Additional cash flow information:
Interest paid	16,449,222	16,079,944	14,560,248
Income taxes paid	13,727,467	12,019,609	9,607,164
Noncash financing activities:
Capital contribution from parent			$ 2,000,000

NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Sep. 30, 2011
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1: NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of Pioneer Financial Services, Inc. and its wholly owned subsidiaries (collectively "we," "us," "our" or the "company"). Intercompany balances and transactions have been eliminated. We were acquired on May 31, 2007 by MidCountry Financial Corp, a Georgia corporation ("MCFC") as a wholly owned subsidiary (the "Transaction").

        Immediately subsequent to the Transaction, we declared and paid a dividend to MCFC of our business operation and certain assets and liabilities related to the origination and servicing of our finance receivables. MCFC contributed these operations to MidCountry Bank, a federally chartered stock savings association and wholly owned subsidiary of MCFC ("MCB"). MCB formed the Military Banking Division ("MBD") which is composed exclusively of the assets and liabilities contributed from MCFC. This transaction is further described in "Note 6: Goodwill and Other Intangible Assets". As part of the Transaction, we entered into a Loan Sale and Master Services Agreement ("LSMS Agreement") with MBD. Under the LSMS Agreement, MBD is obligated to originate loans and we are obligated to purchase those loans that meet our business model and underwriting guidelines. Also under the LSMS Agreement, MBD will provide us with management and record keeping services. As part of the Transaction, substantially all of our employees became employees of MBD. We pay fees for loans purchased and originated by MBD and management and record keeping services provided by MBD. The LSMS Agreement is further described in "Note 9: Related Party Transactions."

Nature of Operations and Concentration

        We are headquartered in Kansas City, Missouri. We purchase finance receivables from MBD. These receivables represent loans exclusively to active-duty or career retired U.S. military personnel or U.S. Department of Defense employees. We also purchase finance receivables from retail merchants that sell consumer goods to active-duty or career retired U.S. military personnel or U.S. Department of Defense employees.

Cash and Cash Equivalents—Non-Restricted

        We had no cash equivalents as of September 30, 2011 or 2010. Our cash consisted of checking accounts with an aggregate balance of approximately $1.3 million and $1.9 million as of September 30, 2011 and 2010, respectively.

Cash and Cash Equivalents—Restricted

        We are required to maintain restricted cash pursuant to an agreement with The Assurant Group ("Assurant") a third party insurance company that underwrites policies sold by us. Based on the agreement, we are required to maintain cash and cash equivalents and/or investments in custodial accounts, in the amount of 102% of unearned premium and insurance claim and policy reserves, with a qualified financial institution. As of September 30, 2011, the amount required per the agreement with Assurant was $0.5 million.

Investments—Non-Restricted

        We classify our certificates of deposit as held- to- maturity and our government bonds as available-for-sale. Held-to-maturity are recorded at historical cost, adjusted for amortization of premiums and accretion of discounts. We have the intent and ability to hold these investments to maturity. Available-for-sale are recorded at fair value. Unrealized gains and losses on available-for-sale investments are recorded as accumulated other comprehensive income in the shareholder's equity section of our balance sheet, net of related income tax effects. The Company regularly reviews its investments to determine whether a decline in fair value below the cost basis is other than temporary. If the decline in fair value is determined to be other than temporary, the carrying value of the investment is written down through earnings by the amount of the expected credit loss.

Investments—Restricted

        We classify all restricted investments as available-for-sale and record them at fair value. Unrealized gains and losses are recorded as accumulated other comprehensive income in the shareholder's equity section of our balance sheet, net of related income tax effects. The Company regularly reviews its investments to determine whether a decline in fair value below the cost basis is other than temporary. If the decline in fair value is determined to be other than temporary, the carrying value of the investment is written down through earnings by the amount of the expected credit loss.

        These investments are restricted pursuant to an agreement with Assurant.

Finance Receivables

        Finance receivables are carried at amortized cost and are adjusted for unamortized direct origination fees and reduced for finance charges on pre-computed finance receivables, unearned dealer discounts, allowances for credit losses, debt protection reserves, insurance reserves and unearned fees and premiums. Debt protection and reinsurance reserves, unearned premiums and unearned fees applicable to credit risk on consumer receivables are treated as a reduction of finance receivables in the consolidated balance sheet since the payments on such policies generally, are used to reduce outstanding receivables.

Allowance for Credit Losses

        We maintain an allowance for credit losses, which represents management's best estimate of probable losses in the outstanding finance receivable portfolio. The allowance for credit losses is reduced by actual credit losses and is increased by the provision for credit losses and recoveries of previous losses. The provision for finance receivable losses are charged to earnings to bring the total allowance to a level considered necessary by management. As the portfolio of total finance receivables consists of military loans and retail installment contracts, a large number of relatively small, homogenous accounts, the finance receivables are evaluated for impairment as two separate components: military loans and retail installment contracts. Management considers numerous factors in estimating losses in our credit portfolio, including the following:

  •
  Prior credit losses and recovery experience

  •
  Current economic conditions

  •
  Current finance receivable delinquency trends

  •
  Demographics of the current finance receivable portfolio

Goodwill and Other Intangible Assets

        Goodwill represents the cost in excess of the fair value of net assets acquired (including identifiable intangibles) in transactions accounted for as purchases. Other intangible assets represent premiums paid for other identifiable assets (see Note 6: Goodwill and Other Intangible Assets for more details). Goodwill is not amortized over an estimated useful life, but rather is tested annually for impairment as of September 30th. Intangible assets other than goodwill, which are determined to have finite lives, are amortized on straight-line or accelerated basis over their estimated useful lives between three and ten years. Amortizing intangibles are assessed for impairment only when events have occurred that may give rise to impairment. When a potential impairment has been identified, forecasted undiscounted net cash flows of the operations to which the asset relates are compared to the current carrying value of the long-lived assets present in that operation. If such cash flows are less than such carrying amounts, long-lived assets, including such intangibles, are written down to their respective fair values.

Deferred Policy Acquisition Costs

        The costs of acquiring the debt protection and insurance policies are primarily related to the production of new and renewal business and have been deferred to the extent that such costs are deemed recoverable from future revenue. Such costs principally include debt protection commission and reinsurance premium taxes and third party servicing fees. Costs deferred on property and casualty and credit policies are amortized over the term of the related policies in relation to the premiums and fees earned. We anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future revenue. If such costs are deemed to be not recoverable, the adjustment is recorded in the current period results of operations.

Debt Protection—Insurance Claims and Reserves

        Life and health reserves for credit coverage consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities was determined.

Revenue Recognition

Interest Income on Finance Receivables

        Interest income on finance receivables is recognized as revenue on an accrual basis using the effective yield method. The deferred fees, net of costs, are accreted into income using the effective—yield method over the estimated life of the finance receivable. If a finance receivable, net of costs, liquidates before accretion is completed, we charge or credit any unaccreted net deferred fees or costs to income at the date of liquidation. We recognized late charges as fee income when received. We stop accruing interest income on finance receivables when a payment has not been received for 90 days, and the interest due exceeds an amount equal to 60 days of interest charges. The accrual is resumed when a full payment (95% or more of the contracted payment amount) is received.

Debt Protection and Reinsurance Income

        MBD sells life, accident and health protection along with other exclusive coverage's that are unique to our customers. Under an agreement, we assume from MBD, all risks on debt protection, credit accident, health insurance and all other coverage's written on the military loans. Unearned fees and premiums are recognized as non-interest income over the period of risk in proportion to the amount of debt protection provided.

Income Taxes

        We use the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recorded at currently enacted tax rates applicable to the period in which assets or liabilities are expected to be realized or settled. Deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted.

        The Company's operations are included in the consolidated federal income tax return of MidCountry Financial Corp, and various combined state returns. Income taxes are paid to or refunded by MidCountry Financial Corp pursuant to the terms of a tax-sharing agreement, approved by the Board of Directors, under which taxes approximate the amount that would have been computed on a separate company basis. Income taxes incurred in the current and prior years will be available for recoupment by the Company only in the event of future net losses of consolidated MidCountry Financial Corp.

        The Company receives a benefit at the federal and state rate in the current year for net losses incurred in that year to the extent losses can be utilized in the consolidated federal income tax return or combined state income tax return of MidCountry Financial Corp. MidCountry Financial Corp currently files income tax returns in the United States federal jurisdiction, and various state jurisdictions. The U.S. Internal Revenue Service ("IRS") has completed exams on MidCountry Financial Corp's consolidated income tax returns for fiscal years September 30, 2007 and prior. With the exception of a few states, MidCountry Financial Corp is no longer subject to income tax examinations prior to 2007 in major state jurisdictions. The Company does not believe any adjustments that may result from these examinations will be material to the Company.

New Accounting Pronouncements Not Yet Adopted

        The FASB recently issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs, to substantially converge the guidance in GAAP and IFRS on fair value measurements and disclosures.

        The amended guidance changes several aspects of the fair value measurement guidance in FASB ASC 820, Fair Value Measurement, including the following provisions:

  •
  Application of the concepts of highest and best use and valuation premise

  •
  Introduction of an option to measure groups of offsetting assets and liabilities on a net basis

  •
  Incorporation of certain premiums and discounts in fair value measurements

  •
  Measurement of the fair value of certain instruments classified in shareholders' equity

        In addition, the amended guidance includes several new fair value disclosure requirements, including, among other things, information about valuation techniques and unobservable inputs used in Level 3 fair value measurements and a narrative description of Level 3 measurements' sensitivity to changes in unobservable inputs. Some of the new disclosures are not required for nonpublic entities.

        The amended guidance must be applied prospectively and is effective for all entities in 2012.

        The FASB recently issued ASU 2011-05 which amends ASC 220 Financial reporting of other comprehensive income for public and private companies. The objective is to improve consistency and transparency of items reported in other comprehensive income by reporting changes in stockholder's equity in a single continuous statement of comprehensive income or in two separate, but consecutive statements. As it pertains to PFS, other comprehensive income will be removed from Statement of Stockholder's Equity and reported as one of these statement types.

        In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment. The amendments in ASU 2011-08 will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. We are currently evaluating the impact of ASU 2011-08 on our goodwill impairment testing process.

        We will comply with these changes in fiscal year 2012.

Use of Estimates

        The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and disclosures of contingent assets and liabilities. We use estimates and employ the judgments of management in determining the amount of our allowance for credit losses, insurance claims and policy reserves, and establishing the fair value of our financial instruments. While the consolidated financial statements and footnotes reflect the best estimates and judgments of management at the time, actual results could differ significantly from those estimates.

FINANCE RECEIVABLES	12 Months Ended
Sep. 30, 2011
FINANCE RECEIVABLES
FINANCE RECEIVABLES

NOTE 2: FINANCE RECEIVABLES

        Our finance receivables are comprised of military loans and retail installment contracts. During fiscal year 2011, we purchased $425.6 million of military loans from MBD compared to $419.1 million during fiscal year 2010. We acquired $30.9 million in retail installment contracts during fiscal 2011 compared to $39.4 million during fiscal 2010. Unapplied finance receivables payments consist of principal amounts collected on September 30, 2011 due on October 1, 2011.

        The following table represents finance receivables for the periods presented:

	As of September 30,
	2011	2010
Military loans	$370,601,538	$344,108,417
Retail installment contracts	34,632,001	42,932,469

Total finance receivables	405,233,539	387,040,886
Net deferred loan fees and dealer discounts	(21,519,999)	(20,294,073)
Unearned debt protection and insurance premium reserves	(14,701,405)	(11,639,237)
Unapplied finance receivables payments	(11,152,083)	—
Debt protection claims and policy reserves	(1,759,026)	(653,926)

Finance receivables—net of unearned fees and premiums	356,101,026	354,453,650
Allowance for credit losses	(25,396,255)	(24,496,256)

Net finance receivables	$330,704,771	$329,957,394

        Management has an established methodology to determine the adequacy of the allowance for credit losses that assesses the risks and losses inherent in the finance receivable portfolio. Our portfolio consists of a large number of relatively small, homogenous accounts. No account is large enough to warrant individual evaluation for impairment. For purposes of determining the allowance for credit losses, the Company has segmented the finance receivable portfolio by military loans and retail installment contracts.

        The allowance for credit losses for military loans and retail installment contracts is maintained at an amount that management considers sufficient to cover estimated future losses. The Company's allowance for credit losses is sensitive to risk ratings assigned to evaluated segments, economic assumptions and delinquency trends driving statistically modeled reserves. We consider numerous qualitative and quantitative factors in estimating losses in our finance receivable portfolio, including the following:

  •
  prior credit losses and recovery experience;

  •
  current economic conditions;

  •
  current finance receivable delinquency trends; and

  •
  demographics of the current finance receivables.

        We also use internally developed data in this process. We utilize a statistical model based on potential credit risk trends, growth rate and charge off data, when incorporating both historical and prospective factors to estimate losses. These results and management's judgment are used to project future losses and to establish the allowance for credit losses for each segment of our finance receivables.

        As part of the on-going monitoring of the credit quality of our entire finance receivable portfolio, management tracks certain credit quality indicators of our customers including trends related to (1) net charge-offs, (2) nonperforming loans and (3) payment history.

        There is uncertainty inherent in these estimates, making it possible that they could change in the near term. We make regular enhancements to our allowance that have not resulted in material changes to our allowance methodology.

        The following table sets forth changes in the components of our allowance for credit losses on finance receivables as of the end of the periods presented:

	As of and for the Year Ended
	2011			2010
	Military Loans	Retail Contracts	Total	Military Loans	Retail Contracts	Total
	(dollars in thousands)
Allowance for credit losses:
Balance, beginning of period	$22,764	$1,732	$24,496	$23,902	$719	$24,621
Finance receivables charged-off	(26,349)	(2,516)	(28,865)	(25,096)	(1,127)	(26,223)
Recoveries	3,693	506	4,199	3,206	459	3,665
Provision	22,862	2,704	25,566	20,752	1,681	22,433

Balance, end of period	22,970	2,426	25,396	22,764	1,732	24,496
Finance receivables	370,602	34,632	405,234	344,109	42,932	387,041
Allowance for loan losses	(22,970)	(2,426)	(25,396)	(22,764)	(1,732)	(24,496)

Balance net of allowance	$347,632	$32,206	$379,838	$321,345	$41,200	$362,545

        The accrual of interest income is suspended when a full payment on either military loans or retail installment contracts has not been received for 90 days or more and the interest due exceeds an amount equal to 60 days of interest charges. Nonperforming loans represent those finance receivables on which the accrual of interest income has been suspended and for which no full payment of principal or interest has been received for more than 90 days. As of September 30, 2011, we had $7.8 million in military loans and $0.9 million in retail installment contracts that were nonperforming loans compared to $6.8 million in military loans and $0.7 in retail installment contracts as of September 30, 2010. We did not have any finance receivables greater than 90 days past due accruing interest as of September 30, 2011 or 2010. The accrual of interest is resumed and the account is considered current when a full payment (95% or more of the contracted payment amount) is received. We charge-off a loan after 180 days past due, consider it impaired and remove it from our finance receivable portfolio. We do not recognize interest income on impaired loans or restructure troubled debt as a form of curing delinquencies.

        The following table reflects the amount of accrued interest receivable for nonperforming loans as of the periods presented:

	As of Years Ending September 30,
	2011(1)	2010
	(dollars in thousands)
Total accrued interest receivable	$5,318	$6,036

Nonperforming assets:
Military loans	394	416
As percent of total accrued interest receivable	7.4%	6.9%
Retail installment contracts	14	12
As percent of total accrued interest receivable	0.3%	0.2%

Total accrued interest on nonperforming assets	$408	$428
Total nonperforming as a percent of total accrued interest	7.7%	7.1%
(1)
Total accrued interest receivable is based on pro forma amounts

        A large portion of our customers are unable to obtain financing from traditional sources due to factors such as age, frequent relocations and lack of credit history. These factors may not allow them to build relationships with traditional sources of financing. As a result, our receivables do not have a credit risk profile that can be easily measured by the credit quality indicators normally used by the financial markets. We manage the risk by closely monitoring the performance of the portfolio and through our underwriting process.

        The following reflects the credit quality of the Company's finance receivables:

	As of and for Year Ending September 30,
	2011	2010
	(dollars in thousands)
Total finance receivables:
Gross balance	$405,234	$387,041
Performing	396,507	379,523
Non-performing, 90 days delinquent	8,727	7,518

Non-performing loans as a percent of gross balance	2.15%	1.94%
Military loans:
Gross balance	$370,602	$344,109
Performing	362,787	337,295
Non-performing, 90 days delinquent	7,815	6,814

Non-performing loans as a percent of gross balance	2.11%	1.98%
Retail installment contracts:
Gross balance	$34,632	$42,932
Performing	33,720	42,228
Non-performing, 90 days delinquent	912	704

Non-performing loans as a percent of gross balance	2.63%	1.64%

        As of September 30, 2011, the past due finance receivables are as follows:

	Age Analysis of Past Due Financing Receivables As of September 30, 2011
	60 - 89 Days Past Due	90 - 180 Days Past Due	Total 60 - 180 Days Past Due	0 - 59 Days Past Due	Total Finance Receivables
	(dollars in thousands)
Consumer loans:
Military loans	$4,697	$7,815	$12,512	$358,090	$370,602
Retail installment contracts	529	912	1,441	33,191	34,632

Total	$5,226	$8,727	$13,954	$391,280	$405,234

        Additionally, MBD uses our underwriting criteria, which were developed from our past customer credit repayment experience and are periodically evaluated based on current portfolio performance. These criteria require the following:

  •
  All borrowers must be active-duty or career retired U.S. military personnel or U.S. Department of Defense employees.

  •
  All potential borrowers must complete standardized credit applications either in person at one of MBD's loan production offices or online via the Internet.

  •
  A thorough review must be conducted on all applicants' military service history. This includes verification of status including rank and time in service. Other review procedures may be conducted as deemed necessary.

  •
  Loan repayment terms must generally be structured to repay the entire loan prior to the borrower's estimated separation from the military.

        These indicators are used to help minimize the risk of unwillingness or inability to repay for both military loans and retail installment contracts. These guidelines were developed from past customer credit repayment experience and are periodically revalidated based on current portfolio performance. Loans are limited to amounts that the customer could reasonably be expected to repay from discretionary income.

        The liability for unpaid claims and claim adjustment expenses is estimated using an actuarially computed amount payable on claims reported prior to the balance sheet date that have not yet been settled, claims reported subsequent to the balance sheet date that have been incurred during the period ended, and an estimate (based on prior experience) of incurred but unreported claims relating to such period.

        The chart below details the amount of earned fees that are related to our debt protection product as of the period presented:

	As of and for the Year Ended
	2011	2010
Revenue:
Net debt protection revenue, net	$7,261,475	$1,285,641

Expenses:
Claims paid and change in reserve	$1,879,518	$131,258
Third party commissions paid	797,989	138,656

Total expenses	$2,677,507	$269,914

Net debt protection income:	$4,583,968	$1,015,727

        Activity in the liability for unpaid claims and claim adjustment expenses for our health and life coverage for debt protection and reinsurance are summarized as follows:

	As of and for the Year ended
	2011	2010	2009
Balance, beginning of period	$653,926	$627,106	$507,470
Claim amount incurred, related to
Prior periods	906,342	281,310	246,950
Current period	984,708	186,067	210,928

Total	1,891,050	467,377	457,878
Claim amount paid, related to
Prior periods	376,690	265,167	182,426
Current period	409,260	175,390	155,816

Total	785,950	440,557	338,242
Balance, end of period	$1,759,026	$653,926	$627,106

INVESTMENTS - RESTRICTED	12 Months Ended
Sep. 30, 2011
INVESTMENTS - RESTRICTED
INVESTMENTS - RESTRICTED

NOTE 3: INVESTMENTS—RESTRICTED

        Assurant processes and administers insurance transactions and activity on behalf of the Company. Pursuant to applicable insurance regulations, we are required to maintain a 102% of unearned premium and insurance claim and policy reserves, with a qualified financial institution which, as of September 30, 2011 was $0.5 million. These investments were comprised of certificates of deposits and government bonds. Investment income on restricted investments for the years ended September 30, 2011 and 2010 was approximately $203,023 and $278,487 respectively. As of September 30, 2011, restricted investments of $3.1 million will mature after one year and before five years.

        We record our restricted investments at fair value. The following table represents the restricted investments as of September 30, 2011 and 2010:

	As of September 30, 2011				As of September 30, 2010
	Book Value	Gross Unrealized Gains(1)	Gross Unrealized (Losses)(1)	Fair Value	Book Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Restricted investments:
Government bonds	2,911,384	176,188	—	3,087,572	5,751,333	259,935	(1,967)	6,009,301

Total restricted investments	$2,911,384	$176,188	$—	$3,087,572	$5,751,333	$259,935	$(1,967)	$6,009,301

(1)
The unrealized gain on investments of $176,188 net of tax of $61,666 represents the accumulated other comprehensive income of $114,522.

        During fiscal 2011and 2010, we did not recognize any material realized gains or losses or receive proceeds from sales on restricted investments.

INVESTMENTS - NON-RESTRICTED	12 Months Ended
Sep. 30, 2011
INVESTMENTS - NON-RESTRICTED
INVESTMENTS - NON-RESTRICTED

NOTE 4: INVESTMENTS—NON-RESTRICTED

        Non-restricted investments are comprised of certificates of deposit, government bonds and corporate bonds. We have total non-restricted investments of $2.8 million and $1.4 million as of September 30, 2011 and 2010 respectively. As of September 30, 2011, non-restricted investments of $1.7 million will mature within one year and $1.1 million will mature before five years, $30,000 will mature after 10 years.

        The following table represents the non-restricted investments as of September 30, 2011 and 2010:

	As of September 30, 2011				As of September 30, 2010
	Book Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value	Book Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Non-restricted investments:
Certificates of deposit	$900,012	$—	$—	$900,012	$100,000	$—	$—	$100,000
Government bonds	1,932,960	—	—	1,932,960	1,039,008	—	—	1,039,008
Corporate bonds	—	—	—	—	303,726	—	—	303,726

Total restricted investments	$2,832,972	$—	$—	$2,832,972	$1,442,734	$—	$—	$1,442,734

        During fiscal 2011and 2010, we did not recognize any material realized gains or losses or receive proceeds from sales on non-restricted investments.

FURNITURE AND EQUIPMENT	12 Months Ended
Sep. 30, 2011
FURNITURE AND EQUIPMENT
FURNITURE AND EQUIPMENT

NOTE 5: FURNITURE AND EQUIPMENT

        Cost and accumulated depreciation of property and equipment at September 30, 2011 and 2010 is as follows:

	As of and for the Year Ended,
	2011	2010
Furniture and equipment	$41,200	$41,200
Computer software	1,137,164	1,111,244

	1,178,364	1,152,444
Less accumulated depreciation	(1,068,308)	(956,713)

Furniture and equipment—net	$110,056	$195,731

        Furniture and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method. Estimated useful lives are 7 years for furniture and equipment, and 3 years for computer software. Major improvements are capitalized, while maintenance and repairs are charged to expense as incurred. Depreciation expense was $0.1 million for the year ended September 30, 2011 and $0.3 million for the year ended September 30, 2010.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Sep. 30, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE 6: GOODWILL AND OTHER INTANGIBLE ASSETS

        In connection with the Transaction, MCFC paid the shareholders of Pioneer Funding Inc., (the "Sellers") approximately $68.8 million in cash and 882,353 shares of MCFC's common stock. Under the related purchase agreement, MCFC was also required to pay the Sellers an additional $5 million in contingent payments, of which $4 million was contributed to us and $1 million to MBD. The final contingent payment was made on March 31, 2009. The total purchase price was $90,229,762.

        The fair value assigned to intangible assets acquired and assumed liabilities is supported by valuations using estimates and assumptions provided by management.

        We test goodwill for impairment annually and more frequently if events and circumstances indicate that the asset may be impaired and that the carrying value may not be recoverable. The provisions of ASC-350 require that a two-step impairment test be performed on goodwill. We have one reporting unit. In the first step, we compare the fair value of our reporting unit to its carrying value. If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to the reporting unit, goodwill is not considered impaired and we are not required to perform further testing. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, then we must perform the second step of the impairment test in order to determine the implied fair value of the reporting unit's goodwill. If upon completing the second step of the impairment test the carrying value of a reporting unit's goodwill exceeds its implied fair value, then we would record an impairment loss equal to the difference.

        Due to the Transaction, we recorded goodwill and amortizable intangible assets in the form of customer, agent and vendor relationships, trade name, technology for the lending system and the value of business acquired. Goodwill and intangible assets at September 30, 2011 and 2010 are as follows:

	As of and for the Year Ended September 30,
	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Customer relationships	$11,000,000	$(7,929,344)	$3,070,656	$11,000,000	$(6,600,944)	$4,399,056
Agent relationships	700,000	(456,968)	243,032	700,000	(369,368)	330,632
Vendor relationships	1,700,000	(1,109,608)	590,392	1,700,000	(894,808)	805,192
Trade name	7,000,000	(3,674,508)	3,325,492	7,000,000	(2,907,708)	4,092,292
Technology	4,000,000	(3,489,372)	510,628	4,000,000	(2,913,372)	1,086,628
Valuation of business acquired—unearned premium	1,600,000	(1,600,000)	—	1,600,000	(1,600,000)	—

Total amortizable intangibles	$26,000,000	$(18,259,800)	$7,740,200	$26,000,000	$(15,286,200)	$10,713,800

Goodwill	$31,474,280	$—	$31,474,280	$31,474,280	$—	$31,474,280

        Amortization expense of currently recorded amortizable intangibles is expected to be as follows:

Year Ending September 30,	Annual Amortization Expense
2012	$2,235,000
2013	1,706,000
2014	1,243,000
2015	1,027,000
Thereafter	1,529,200

Total	$7,740,200

        Management evaluated our goodwill at September 30, 2011, and determined that there was no impairment as the estimated fair value substantially exceeded the carrying value. There were no impairments of amortizable intangible assets, as of September 30, 2011.

BORROWINGS	12 Months Ended
Sep. 30, 2011
BORROWINGS
BORROWINGS

NOTE 7: BORROWINGS

Secured Senior Lending Agreement

        On June 12, 2009, we entered into the SSLA with the lenders listed on the SSLA ("the lenders") and UMB Bank, N.A. (the "Agent"). The SSLA replaced and superseded the Senior Lending Agreement, dated as of June 9, 1993, as subsequently amended and restated (the "SLA"). The term of the current SSLA ends March 31, 2011 and is automatically extended annually unless any lender gives written notice of its objection by March 1 of each calendar year. Our assets secure the loans extended under the SSLA for the benefit of the lenders and other holders of the notes issued pursuant to the SSLA or the SLA (the "Senior Debt"). The facility is an uncommitted credit facility that provides common terms and conditions pursuant to which the individual lenders that are a party to the SSLA may choose to make loans to us in the future. Any lender may elect not to participate in future fundings at any time without penalty. If a lender were to choose not to participate in future fundings, the outstanding amortizing notes would be repaid based on the original terms of the note. As of September 30, 2011, we could request up to $102.7 million in additional funds and remain in compliance with the terms of the SSLA. No lender, however, has any contractual obligation to lend us these additional funds.

        As of September 30, 2011, the lenders have indicated a willingness to participate in fundings up to an aggregate of $319.2 million during the next 12 months, including $214.5 million which is currently outstanding. In addition, the Company has borrowings of $14.9 million from withdrawing banks who had previously participated in the SLA or SSLA.

        In the third quarter of fiscal 2010, we amended the SSLA to allow additional banks to become parties to the SSLA under a modified non-voting role. We have identified each lender that has voting rights under the SSLA as "voting bank(s)" and lenders that do not have voting rights under the SSLA, as "non-voting bank(s)". While all voting and non-voting banks have the same rights to the collateral and are party to the same terms and conditions of the SSLA, all of the non-voting banks acknowledge and agree that they have no right to vote on any matter nor to prohibit or hinder any action by us, or the voting banks. As of September 30, 2011, we had 22 non-voting banks from who we borrowed $44.5 million. The balance of these notes as of September 30, 2011 was $36.8 million.

        The aggregate notional balance outstanding under amortizing notes was $214.5 million and $210.7 million at September 30, 2011 and 2010, respectively. There were 370 and 338 amortizing term notes outstanding at September 30, 2011 and 2010, respectively, with a weighted-average interest rate of 6.19% and 6.39%, respectively. Interest on the amortizing notes is fixed at 270 basis points over the 90-day moving average of like-term treasury notes when issued. The interest rate may not be less than 6.25%. All amortizing notes have terms not to exceed 48 months, payable in equal monthly principal and interest payments. Interest on amortizing notes is payable monthly. In addition, we are paying our lenders a quarterly uncommitted availability fee in an amount equal to ten basis points multiplied by the average, aggregate outstanding principal amount of all amortizing notes held by the lenders. For the year ended September 30, 2011, we paid our lenders $0.6 million in uncommitted availability fees.

        Advances outstanding under the revolving credit line were zero and $21.4 million at September 30, 2011 and 2010, respectively. When a lender elects not to participate in future fundings, any existing borrowings from that lender under the revolving credit line are payable in 12 equal monthly installments. Interest on borrowings under the revolving credit line is payable monthly and is based on prime or 5.00%, whichever is greater. Interest on borrowings was 5.00% at September 30, 2011 and 2010, respectively.

        Substantially all of our assets secure this debt under the SSLA. The SSLA also limits, among other things, our ability to (1) incur additional debt from the lenders beyond that allowed by specific financial ratios and tests, (2) borrow or incur other additional debt except as permitted in the SSLA, (3) pledge assets, (4) pay dividends, (5) consummate certain asset sales and dispositions, (6) merge, consolidate or enter into a business combination with any other person, (7) pay to MCFC service charge fees each year except as provided in the SSLA, (8) purchase, redeem, retire or otherwise acquire any of our outstanding equity interests, (9) issue additional equity interests, (10) guarantee the debt of others without reasonable compensation and only in the ordinary course of business or (11) enter into management agreements with our affiliates.

        Under the SSLA, we are subject to certain financial covenants that require that we, among other things, maintain specific financial ratios and satisfy certain financial tests. In part, these covenants require us to: (1) maintain an allowance for credit losses equal to or greater than the allowance for credit losses shown on our audited financial statements as of the end of our most recent fiscal year and at no time less than 5.25% of our consolidated net finance receivables, unless otherwise required by generally accepted accounting principles ("GAAP"), (2) limit our senior indebtedness as of the end of each quarter to not greater than four times our tangible net worth, (3) maintain a positive net income in each fiscal year, (4) limit our senior indebtedness as of the end of each quarter to not greater than 80% of our consolidated net finance receivables, and (5) maintain a consolidated total required capital of at least $75 million plus 50% of the cumulative positive net income earned by us during each of our fiscal years ending after September 30, 2008. Any part of the 50% of positive net income not distributed by us as a dividend for any fiscal year within 120 days after the last day of such fiscal year must be added to our consolidated total required capital and may not be distributed as a dividend or otherwise. No part of the consolidated total required may be distributed as a dividend.

        We may not make any payment to MCFC in any fiscal year for services performed or reasonable expenses incurred in an aggregate amount greater than $750,000 plus reimbursable expenses. Such amount may be increased by the CPI published by the United States Bureau of Labor for the calendar year then most recently ended. Except as required by law, we may not stop purchasing small loans to military families from MBD, unless the lenders consent to such action.

        The breach of any of these covenants could result in a default under the SSLA, in which event the lenders could seek to declare all amounts outstanding to be immediately due and payable. As of September 30, 2011, we were in compliance with all loan covenants.

        Once an event of default has occurred, the Agent has the right, on behalf of all holders of the Senior Debt, to immediately take possession and control of the collateral. When the Agent notifies us of an event of default, the interest rate on all Senior Debt will automatically increase to a default rate equal to 2% above the interest rate otherwise payable on such Senior Debt. The default rate will remain in effect so long as any event of default has not been cured.

        In connection with the execution of the SSLA, MCFC entered into an Unlimited Continuing Guaranty. MCFC guaranteed the Senior Debt and accrued interest in accordance with the terms of the Unlimited Continuing Guaranty. Under the Unlimited Continuing Guarantee, MCFC also agreed to indemnify the Lenders and the Agent for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Lenders or the Agent for payments made under the Senior Debt that are rescinded or must be repaid by lenders to us. If MCFC is required to satisfy any of borrowers' obligations under the Senior Debt, the Lenders and the Agent will assign without recourse the related Senior Debt to MCFC.

        Concurrently, in connection with the execution of the SSLA, MCFC entered into a Negative Pledge Agreement in favor of the Agent. Under the Negative Pledge Agreement, MCFC represented that it will not pledge, sell, assign or transfer its ownership of all or any part of the issued and outstanding capital stock of the Company and will not otherwise or further encumber any of such capital stock beyond the currently existing negative pledge thereof in favor of Branch Banking and Trust, a North Carolina banking corporation headquartered in Winston-Salem, North Carolina ("BB&T"). Once the pledge of the capital stock of the Company to BB&T is terminated, MCFC will pledge all of its capital stock in the Company to the Agent for the benefit of the lenders to secure payment of all Senior Debt.

Subordinated Debt—Parent

        In fiscal year 2011, we amended our SSLA to convert the parent note from a term facility to a revolving line of credit. Funding on this line of credit is provided as needed at our discretion and dependent upon the availability of funds from our parent and is due upon demand. The maximum principal balance on this facility is $25.0 million. Interest is payable monthly and is based on prime or 5.0%, whichever is greater. As of September 30, 2011, the outstanding balance under this facility was zero. We expect to receive no additional borrowings from the parent during the next 12 months.

Investment Notes

        We have borrowings through the issuance of investment notes (with accrued interest) with a book value of $59.7 million, which includes a $0.4 million purchase adjustment as of September 30, 2011 and $40.0 million, which includes a $0.5 million purchase adjustment as of September 30, 2010. The purchase adjustments relate to fair value adjustments recorded as part of the Transaction. These investment notes are nonredeemable before maturity by the holders, issued at various rates and mature 1 to 10 years from date of issue. At our option, we may redeem and retire any or all of the debt upon 30 days written notice. The average investment note payable was $49,951 and $38,693, with a weighted average interest rate of 9.12% and 9.38% at September 30, 2011 and 2010, respectively.

        As of September 2011, we had issued 151 investment notes, in conjunction with this offering, with an aggregate value of approximately $7.6 million. See "Liquidity and Capital Resources."

Maturities

        A summary of maturities for the amortizing notes and investment notes (net of purchase price adjustments) at September 30, 2011, follows:

	Amortizing Notes SSLA Lenders	Amortizing Notes Withdrawing Banks	Amortizing Notes Non-Voting Banks	Investment Notes	Total
2012	$69,528,533	$12,667,228	$10,589,617	$11,778,875	$104,564,253
2013	50,049,792	2,184,317	11,286,342	6,071,100	$69,591,551
2014	28,859,424	—	11,528,207	9,351,367	$49,738,998
2015	14,378,316	—	3,418,621	7,957,322	$25,754,259
2016	429	—	—	13,420,721	$13,421,150
2017 and beyond	—	—	—	10,763,499	$10,763,499

Total	$162,816,494	$14,851,545	$36,822,787	$59,342,884	$273,833,710

INCOME TAXES	12 Months Ended
Sep. 30, 2011
INCOME TAXES
INCOME TAXES

NOTE 8: INCOME TAXES

        The provision for income taxes for the years ended September 30, 2011, 2010, and 2009, consisted of the following:

	For the Year Ending 2011
	Federal	State	Total
Current	$10,555,061	$3,595,229	$14,150,290
Deferred	(2,134,522)	(491,379)	(2,625,901)

Total	$8,420,539	$3,103,850	$11,524,389

	For the Year Ending 2010
	Federal	State	Total
Current	$9,770,014	$947,900	$10,717,914
Deferred	(1,272,534)	(223,961)	(1,496,495)

Total	$8,497,480	$723,939	$9,221,419

	For the Year Ending 2009
	Federal	State	Total
Current	$8,439,003	$894,175	$9,333,178
Deferred	(1,772,437)	(143,175)	(1,915,612)

Total	$6,666,566	$751,000	$7,417,566

        The actual tax expense for the years ended 2011, 2010, and 2009 differs from the computed 'expected' tax expense for those years (computed by applying the applicable United States federal corporate tax rates of 35%, 35% and 34%, respectively, to income before income taxes) as follows:

	As of and for the Year Ended,
	2011	2010	2009
Computed 'expected' tax expense	$10,019,871	$9,024,277	$7,056,400
State tax (net of federal tax effect)	2,226,005	343,310	447,043
Other tax expense (benefit)	(721,487)	(146,168)	(85,877)

Total	$11,524,389	$9,221,419	$7,417,566

        The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of September 30, 2011 and 2010 are presented below:

	As of and for the Year Ended
	2011	2010
Deferred assets:
Allowance for credit losses	$9,892,366	$9,109,697
Unearned insurance commissions	—	26,041
State NOL's and credits	—	146,465
Unearned insurance reserves	644,262	311,182
Fair value adjustment of acquisitions	143,983	163,755
Uncertain tax positions	569,851	321,410
Other	137,752	172,844

Total deferred assets	$11,388,214	$10,251,394

Deferred liabilities:
Amortization—intangible assets	$2,676,209	$3,752,823
Loan origination & policy acquisition costs	20,294	527,121
Depreciation	27,780	(47,152)
Other	116,306	125,501

Total deferred liabilities	2,840,589	4,358,293

Net deferred assets	$8,547,625	$5,893,101

        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary difference become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not, the Company will realize the benefits of those deductible differences based on the following: historical taxable income, projections for future taxable income over the periods which the deferred tax assets are deductible, the tax sharing agreements and the group of member companies which file unitary state tax returns.

        In recognition, measurement and disclosure guidance for the accounting of uncertain tax positions requires companies to recognize the tax benefits of uncertain positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

        As of September 30, 2011, 2010, and 2009, the reserve for uncertain tax positions was approximately $1.7 million, $0.8 million, and $1.1 million, respectfully. The reserve for uncertain tax positions is included in other liabilities in the consolidated balance sheet as of September 30, 2011, 2010, and 2009. We had $201,000 of unrecognized tax benefit that if realized would affect the effective tax rate. Interest and penalties recognized are recorded as a component of income tax expense in the amount of $43,000, $(145,000) and $23,000 for each year ended September 30, 2011, 2010, and 2009 respectively.

        A reconciliation of unrecognized tax benefits for fiscal year 2011, 2010 and 2009 is as follows:

	As of and for the Year Ended
	2011	2010	2009
Balance—beginning of year	$520,200	$645,000	$739,000
Increase of tax positions taken in prior periods	1,060,000	44,900	27,000
Increase of tax positions taken in current period	13,000	—	—
(Decrease) due to lapse of applicable statute of limitations	(225,000)	(169,700)	(121,000)

Balance—end of year	$1,368,200	$520,200	$645,000

        In addition, we have accrued cumulative interest and penalties of approximately $330,000, $287,000, and $431,000 as of September 30, 2011, 2010 and 2009, respectively.

        MidCountry Financial Corp files a consolidated federal income tax return with its subsidiaries and state jurisdictions. The U.S. Internal Revenue Service has completed exams on MidCountry Financial Corp's consolidated income tax returns for fiscal years ending September 30, 2007 and prior. With the exception of a few states, MidCountry Financial Corp is no longer subject to income tax examinations prior to September 30, 2007 in major tax jurisdictions. The Company does not believe any adjustments that may result from these examinations will be material to the Company.

        The Company does not believe a significant increase or decrease in the uncertain tax positions will occur in the next twelve months.

RELATED PARTY TRANSACTIONS	12 Months Ended
Sep. 30, 2011
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 9: RELATED PARTY TRANSACTIONS

        Our Chief Executive Officer, Thomas H. Holcom, Jr., and certain immediate family members own investment notes issued by us. Amounts held by these related parties totaled $785,461 and $554,074 at September 30, 2011 and 2010, respectively. These investment notes will mature in 2012 and 2021, and bear a weighted average interest rate of 7.22%. Carol Jackson, a member of the MCFC Board of Directors, owns investment notes issued by us. Amounts held by her totaled $500,000 and zero at September 30, 2011 and 2010, respectively. These investment notes will mature in 2014 and bear a weighted average interest rate of 8.25% (See Note 7 to the consolidated financial statements).

        We entered into a LSMS Agreement with MBD in June 2009. Under the LSMS agreement, we buy certain military loans that MBD originates and receives management and record keeping services. The following table represents the related party transactions associated with this agreement and other related transactions for the periods presented.

	As of and for the Year Ended
	2011	2010	2009
Loan purchasing:
Loans purchase from MBD	$251,013	$240,872	$225,538

Management and record keeping services:
Monthly servicing (8.4% of outstanding principal)	$33,609	$31,324	$31,503
Monthly servicing ($33.86 for each loan owned prior fiscal year)	5,173	5,012	2,048
Fees paid in connection with MBD originations(*)	3,631	3,620	3,895

Total management and record keeping services	$42,413	$39,956	$37,446

Other transactions:
Tax payments	$13,727	$12,020	$9,607
Dividends paid to MCFC	8,845	10,561	3,518

Total other transactions	$22,572	$22,581	$13,125

(*)
$30.00 for each loan purchased.

LITIGATION	12 Months Ended
Sep. 30, 2011
LITIGATION
LITIGATION

NOTE 10: LITIGATION

        We are subject to legal proceedings and claims which arise in the ordinary course of business. In the opinion of management, the amount of ultimate liability with respect to these actions will not have a material adverse effect on the financial position, results of operations or cash flow.

DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Sep. 30, 2011
DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 11: DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

        A financial instrument is defined as cash, evidence of an ownership interest in an entity, or a contract that creates a contractual obligation or right to deliver or receive cash or another financial instrument from a second entity on potentially favorable or unfavorable terms.

        Fair value estimates are made at a point in time, based on relevant market data and information about the financial instrument. Fair values should be calculated based on the value of one trading unit without regard to any premium or discount that may result from concentrations of ownership of a financial instrument, possible tax ramifications, estimated transaction costs that may result from bulk sales or the relationship between various financial instruments. No readily available market exists for a significant portion of our financial instruments. Fair value estimates for these instruments are based on judgments regarding current economic conditions, currency and interest rate risk characteristics, loss experience, and other factors. Many of these estimates involve uncertainties and matters of significant judgment and cannot be determined with precision. Therefore, the calculated fair value estimates in many instances cannot be substantiated by comparison to independent markets and, in many cases, may not be realizable in a current sale of the instrument. Changes in assumptions could significantly affect the estimates.

        The following methods and assumptions were used to estimate the fair value of its financial instruments:

        Cash and Cash Equivalents—The carrying value approximates fair value due to their liquid nature.

        Investments—Restricted—Fair value for investments are based on quoted market prices.

        Investments—Non-Restricted—Fair value for investments are based on quoted market prices.

        Finance Receivables—The fair values of finance receivables are estimated by discounting future cash flows using current rates at which similar finance receivables would be made to borrowers with similar credit ratings and for the same remaining maturities. The carrying amount of finance receivables is evaluated at current market rate to determine fair value.

        Revolving Line of Credit—The carrying amounts of a revolving line of credit approximate fair value due to the variable interest on the revolving lines of credit that are derived from current market interest rates.

        Amortizing Term Notes—The fair value of the amortizing term notes with fixed interest rates are estimated using the discounted cash flow analysis based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

        Investment Notes—The fair value of investment notes is estimated by discounting future cash flows using current rates at which similar investment notes would be offered to lenders for the same remaining maturities.

        Subordinated debt—parent—The carrying amounts of the subordinated debt approximate fair value due to the variable interest on the subordinated debt that are derived from current market interest rates.

        The carrying amounts and estimated fair values of our financial instruments at September 30, 2011 and 2010 are as follows:

	As of September 30, 2011		As of September 30, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents—non-restricted	$1,256,841	$1,256,841	$1,938,610	$1,938,610
Cash and cash equivalents—restricted	696,578	696,578	669,391	669,391
Investments—restricted	3,087,572	3,087,572	6,009,301	6,009,301
Investments—non-restricted	2,832,972	2,832,972	1,442,734	1,442,734
Net finance receivables	330,704,771	331,555,761	329,957,394	331,428,149
Financial liabilities:
Revolving credit line—banks	$—	$—	$21,373,000	$21,373,000
Amortizing term notes	214,490,826	214,642,324	210,667,743	212,024,554
Investment notes	59,724,991	59,876,461	40,028,349	38,565,892
Subordinated parent—debt	—	—	11,900,000	11,900,000

        Investments in debt securities measured and reported at fair value are classified and disclosed in one of the following categories:

  •
  Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

  •
  Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

  •
  Level 3—Unobservable inputs reflect the Company's judgments about the assumptions market participants would use in pricing the asset or liability since limited market data exists. The Company develops these inputs based on the best information available, including the Company's own data.

        As of September 30, 2011 and 2010, our investments in debt securities were $5.0 million and $6.0 million, respectively, which are classified as Level 1.

Document and Entity Information	12 Months Ended
Sep. 30, 2011
Document and Entity Information
Entity Registrant Name	PIONEER FINANCIAL SERVICES INC
Entity Central Index Key	0001216752
Document Type	POS AM
Document Period End Date	Sep 30, 2011
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer